Fees Summary	Apr. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	18,778.95
Total Transaction Valuation	122,658,061.00
Total Offset Amount	15,773.63
Net Fee	$ 3,005.32